Exhibit 99.1

Moved on Business Wire
May 23, 2019

DXC Technology Delivers Strong Fourth Quarter Results with
Sequential Growth in Revenue, Bookings, and Cash Flow

•
Q4 earnings per share from continuing operations was $1.01, including the cumulative impact of certain items of $(1.18) per share, reflecting restructuring costs, transaction, separation and integration-related costs, amortization of acquired intangible assets, and pension and OPEB actuarial and settlement losses

•	Q4 non-GAAP earnings per share was $2.19

•	FY19 earnings per share from continuing operations was $4.35, including the cumulative impact of certain items of $(3.99)

•	FY19 non-GAAP earnings per share from continuing operations was $8.34

•	Q4 net cash from operating activities was $748 million and FY19 net cash from operating activities was $1,783 million

•	Q4 adjusted free cash flow was $917 million and FY19 adjusted free cash flow was $2,105 million

•	FY19 capital returned to shareholders was $210 million in dividends and $1,339 million in share repurchases

TYSONS, Va., May 23, 2019 - DXC Technology (NYSE: DXC) today reported results for the three and twelve months ended March 31, 2019.

“DXC Technology closed out our fourth quarter, and our fiscal year, by delivering strong digital performance and sequential growth in revenue, bookings, and cash flow,” said Mike Lawrie, chairman, president and CEO. “We continued to enhance our portfolio of digital offerings, and we are re-skilling current employees to equip them with new digital capabilities and certifications. We have also hired thousands of new employees with advanced digital skills, and added more through acquisitions, to further scale our digital workforce. Our acquisition of Luxoft is expected to be completed as planned by the end of June, and this will further strengthen DXC’s ability to design and deploy transformative digital solutions for clients at scale.”

Financial Highlights - Fourth Quarter Fiscal 2019

•
Diluted earnings per share from continuing operations was $1.01 in the fourth quarter, including $(0.13) per share of restructuring costs, $(0.24) per share of transaction, separation and integration-related costs, $(0.37) per share of amortization of acquired intangible assets, and $(0.43) per share of pension and OPEB actuarial and settlement losses. This compares with $1.80 in the year ago period.

•	Non-GAAP diluted earnings per share from continuing operations was $2.19.

•	Revenue in the fourth quarter was $5,280 million compared with $5,584 million in the year ago period.

•
Income from continuing operations before income taxes was $354 million for the fourth quarter, including $(47) million of restructuring costs, $(96) million of transaction, separation and integration-related costs, $(138) million of amortization of acquired intangibles, and $(143) million of pension and OPEB actuarial and settlement losses. This compares with $588 million in the year ago period.

•	Non-GAAP income from continuing operations before income taxes was $778 million compared with $812 million in the year ago period.

•
Net income was $271 million for the fourth quarter, including $(35) million of restructuring costs, $(66) million of transaction, separation and integration-related costs, $(101) million of amortization of acquired intangibles, and $(116) million of pension and OPEB actuarial and settlement losses. This compares with $565 million in the prior year period.

•	Non-GAAP net income was $589 million.

•	Adjusted EBIT was $827 million in the fourth quarter compared with $882 million in the prior year. Adjusted EBIT margin was 15.7% compared with 15.8% in the year ago quarter.

•	Net cash provided by operating activities was $748 million in the fourth quarter, compared with $557 million in the year ago period.

•	Adjusted free cash flow was $917 million in the fourth quarter.

Financial Highlights - Fiscal 2019

•
Diluted earnings per share from continuing operations was $4.35 in fiscal 2019, including $(1.25) per share of restructuring costs, $(1.06) per share of transaction, separation and integration-related costs, $(1.42) per share of amortization of acquired intangible assets, $(0.41) per share of pension and OPEB actuarial and settlement losses, and $0.16 per share of tax adjustment related to U.S. tax reform. This compares with $5.23 in the year ago period.

•	Non-GAAP diluted earnings per share from continuing operations was $8.34.

•	Revenue in fiscal 2019 was $20,753 million compared with $21,733 million in the year ago period.

•
Income from continuing operations before income taxes was $1,515 million for fiscal 2019, including $(465) million of restructuring costs, $(401) million of transaction, separation and integration-related costs, $(539) million of amortization of acquired intangibles, and $(143) million of pension and OPEB actuarial and settlement losses. This compares with $1,304 million in the year ago period.

•	Non-GAAP income from continuing operations before income taxes was $3,063 million compared with $2,758 million in the prior year.

•
Net income was $1,262 million for fiscal 2019, including $(353) million of restructuring costs, $(299) million of transaction, separation and integration-related costs, $(401) million of amortization of acquired intangibles, $(116) million of pension and OPEB actuarial and settlement losses, and $44 million of tax adjustment related to U.S. tax reform. This compares with $1,782 million in the prior year period.

•	Non-GAAP net income was $2,387 million.

•	Adjusted EBIT was $3,269 million in fiscal 2019 compared with $2,989 million in the prior year. Adjusted EBIT margin was 15.8% compared with 13.8% in the prior year.

•	Net cash provided by operating activities was $1,783 million in fiscal 2019, compared with $2,567 million in the prior year.

•	Adjusted free cash flow was $2,105 million in fiscal 2019.

Global Business Services (GBS)
GBS revenue was $2,191 million in the quarter compared to $2,361 million for the prior year. GBS revenues decreased 7.2% year-over-year, reflecting headwinds in the traditional applications business, including the impact of accelerated cloud adoption. GBS profit margin in the quarter was 20.4%, up from 19.4% in the prior year, reflecting ongoing workforce optimization. New business awards for GBS were $2,857 million in the fourth quarter.

Global Infrastructure Services (GIS)
GIS revenue was $3,089 million in the quarter compared to $3,223 million for the prior year. GIS revenues decreased 4.2% year-over-year. The GIS revenue reflects the ongoing migration out of legacy infrastructure environments, offset by growth in cloud infrastructure and digital workplace. GIS profit margin in the quarter was 14.1%, down from 14.6% in the prior year, reflecting investments in digital capabilities and assets. New business awards for GIS were $2,968 million in the fourth quarter.

Returning Capital to Shareholders
During the fourth quarter, DXC Technology returned $142 million to shareholders, consisting of $51 million of common stock dividends and $91 million in share repurchases.
Earnings Conference Call and Webcast
DXC Technology senior management will host a conference call and webcast today at 5 p.m. EDT. The dial-in number for domestic callers is (888) 394-8218. Callers who reside outside of the United States should dial +1 (323) 794-2588. The passcode for all participants is 9706900. The webcast audio and any presentation slides will be available on DXC Technology’s Investor Relations website.
A replay of the conference call will be available from approximately two hours after the conclusion of the call until May 30, 2019. The replay passcode is also 9706900.

Non-GAAP Measures
In an effort to provide investors with supplemental financial information, in addition to the preliminary and unaudited financial information presented on a GAAP and pro forma basis, we have also disclosed in this press release preliminary non-GAAP information including: constant currency, earnings before interest and taxes ("EBIT"), EBIT margin, adjusted EBIT, adjusted EBIT margin, non-GAAP income before income taxes, non-GAAP net income, non-GAAP EPS and adjusted free cash flow. Reconciliations of the preliminary non-GAAP measures to the respective most directly comparable measures calculated on a GAAP or pro forma basis, as well as the rationale for management’s use of non-GAAP measures, are included below.

About DXC Technology
As the world's leading independent, end-to-end IT services company, DXC Technology (NYSE: DXC) leads digital transformations for clients by modernizing and integrating their mainstream IT, and by deploying digital solutions at scale to produce better business outcomes. The company’s technology independence, global talent, and extensive partner network enable 6,000 private and public-sector clients in 70 countries to thrive on change. DXC is a recognized leader in corporate responsibility. For more information, visit dxc.technology and explore thrive.dxc.technology, DXC’s digital destination for changemakers and innovators.

All statements in this press release that do not directly and exclusively relate to historical facts constitute “forward-looking statements.” These statements represent current expectations and beliefs, and no assurance can be given that the results described in such statements will be achieved. Such statements are subject to numerous assumptions, risks, uncertainties and other factors that could cause actual results to differ materially from those described in such statements, many of which are outside of our control. For a written description of these factors, see the section titled “Risk Factors” in DXC's Quarterly Reports on Form 10-Q for the quarters ended June 30, 2018, September 30, 2018, December 31, 2018 and any updating information in subsequent SEC filings, including DXC's upcoming Form 10-K for the fiscal year ended March 31, 2019. No assurance can be given that any goal or plan set forth in any forward-looking statement can or will be achieved, and readers are cautioned not to place undue reliance on such statements which speak only as of the date they are made. We do not undertake any obligation to update or release any revisions to any forward-looking statement or to report any events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events except as required by law.

# # #

Contact:
Richard Adamonis, Corporate Media Relations, +1-862-228-3481, radamonis@dxc.com
Jonathan Ford, Investor Relations, +1-703-245-9700, jonathan.ford@dxc.com

Consolidated Statements of Operations
(preliminary and unaudited)

	Three Months Ended		Twelve Months Ended
(in millions, except per-share amounts)	March 31, 2019	March 31, 2018	March 31, 2019	March 31, 2018

Revenues	$5,280	$5,584	$20,753	$21,733

Costs of services	3,836	4,087	14,946	16,317
Selling, general and administrative	459	406	1,959	1,890
Depreciation and amortization	505	531	1,968	1,795
Restructuring costs	47	204	465	789
Interest expense	85	100	334	320
Interest income	(36)	(30)	(128)	(89)
Other expense (income), net	30	(302)	(306)	(593)
Total costs and expenses	4,926	4,996	19,238	20,429

Income, before income taxes	354	588	1,515	1,304
Income tax expense (benefit)	83	61	288	(242)
Income from continuing operations	271	527	1,227	1,546
Income from discontinued operations, net of taxes	—	38	35	236
Net income	271	565	1,262	1,782
Less: net (loss) income attributable to non-controlling interest, net of tax	(3)	5	5	31
Net income attributable to DXC common stockholders	$274	$560	$1,257	$1,751

Income per common share:
Basic:
Continuing operations	$1.02	$1.83	$4.40	$5.32
Discontinued operations	—	0.13	0.13	0.83
	$1.02	$1.96	$4.53	$6.15
Diluted:
Continuing operations	$1.01	$1.80	$4.35	$5.23
Discontinued operations	—	0.13	0.12	0.81
	$1.01	$1.93	$4.47	$6.04

Cash dividend per common share	$0.19	$0.18	$0.76	$0.72

Weighted average common shares outstanding for:
Basic EPS	268.59	285.64	277.54	284.93
Diluted EPS	270.82	290.20	281.43	289.77

Selected Consolidated Balance Sheet Data
(preliminary and unaudited)

	As of
(in millions)	March 31, 2019	March 31, 2018
Assets
Cash and cash equivalents	$2,899	$2,593
Receivables, net	5,218	5,481
Prepaid expenses	627	496
Other current assets	345	469
Assets of discontinued operations	—	581
Total current assets	9,089	9,620

Intangible assets, net	5,939	6,376
Goodwill	7,606	7,619
Deferred income taxes, net	329	373
Property and equipment, net	3,179	3,363
Other assets	3,358	3,207
Assets of discontinued operations - non-current	—	3,363
Total Assets	$29,500	$33,921

Liabilities
Short-term debt and current maturities of long-term debt	$1,942	$1,918
Accounts payable	1,666	1,513
Accrued payroll and related costs	652	744
Accrued expenses and other current liabilities	3,355	3,120
Deferred revenue and advance contract payments	1,630	1,641
Income taxes payable	91	127
Liabilities of discontinued operations	—	789
Total current liabilities	9,336	9,852

Long-term debt, net of current maturities	5,470	6,092
Non-current deferred revenue	256	795
Non-current pension obligations	790	879
Non-current income tax liabilities and deferred tax liabilities	1,219	1,166
Other long-term liabilities	695	844
Liabilities of discontinued operations - long-term	—	456
Total Liabilities	17,766	20,084

Total Equity	11,734	13,837

Total Liabilities and Equity	$29,500	$33,921

Consolidated Statements of Cash Flows
(preliminary and unaudited)

	Twelve Months Ended
(in millions)	March 31, 2019	March 31, 2018
Cash flows from operating activities:
Net income	$1,262	$1,782
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,023	2,014
Pension & other post-employment benefits, actuarial & settlement losses (gains)	143	(220)
Share-based compensation	74	93
Deferred taxes	97	(842)
(Gain) loss on dispositions	(163)	4
Provision for losses on accounts receivable	(10)	45
Unrealized foreign currency exchange losses	30	22
Impairment losses and contract write-offs	—	41
Amortization of debt issuance costs and (premium) discount	(10)	(4)
Cash surrender value in excess of premiums paid	(11)	(11)
Other non-cash charges, net	11	4
Changes in assets and liabilities, net of effects of acquisitions and dispositions:
Increase in receivables	(947)	(464)
Increase in prepaid expenses and other current assets	(632)	(196)
(Decrease) increase in accounts payable and accruals	(52)	(96)
(Decrease) increase in income taxes payable and income tax liability	(107)	303
(Decrease) increase in advance contract payments and deferred revenue	(74)	130
Other operating activities, net	149	(38)
Net cash provided by operating activities	1,783	2,567

Cash flows from investing activities:
Purchases of property and equipment	(297)	(224)
Payments for transition and transformation contract costs	(394)	(328)
Software purchased and developed	(261)	(211)
Cash acquired through HPES Merger	—	938
Payments for acquisitions, net of cash acquired	(365)	(203)
Business dispositions	(65)	—
Cash collections related to deferred purchase price receivable	1,084	685
Proceeds from sale of assets	357	58
Other investing activities, net	10	4
Net cash provided by (used in) investing activities	69	719

Cash flows from financing activities:
Borrowings of commercial paper	2,747	2,413
Repayments of commercial paper	(2,840)	(2,297)
Repayment of borrowings under lines of credit	—	(737)
Borrowings on long-term debt, net of discount	1,646	621
Principal payments on long-term debt	(2,625)	(1,547)
Payments on capital leases and borrowings for asset financing	(944)	(1,060)
Borrowings for USPS spin transaction	1,114	—
Proceeds from bond issuance	753	989
Proceeds from stock options and other common stock transactions	47	138
Taxes paid related to net share settlements of share-based compensation awards	(54)	(76)
Repurchase of common stock	(1,344)	(132)
Dividend payments	(210)	(174)
Other financing activities, net	47	(28)
Net cash (used in) provided by financing activities	(1,663)	(1,890)
Effect of exchange rate changes on cash and cash equivalents	(19)	65
Net increase in cash and cash equivalents	170	1,461
Cash and cash equivalents at beginning of year	2,729	1,268
Cash and cash equivalents at end of year	$2,899	$2,729

Segment Results

The following tables summarize segment revenue for the three and twelve months ended March 31, 2019 as compared to the three and twelve months ended March 31, 2018:

Segment Revenue
	Three Months Ended
(in millions)	March 31, 2019	March 31, 2018	% Change	% Change in Constant Currency
GBS	$2,191	$2,361	(7.2)%	(3.1)%
GIS	3,089	3,223	(4.2)%	0.6%
Total Revenues	$5,280	$5,584	(5.4)%	(1.0)%

Segment Revenue
	Twelve Months Ended
(in millions)	March 31, 2019	March 31, 2018	% Change	% Change in Constant Currency
GBS	$8,684	$9,254	(6.2)%	(4.7)%
GIS	12,069	12,479	(3.3)%	(1.6)%
Total Revenues	$20,753	$21,733	(4.5)%	(2.9)%

Segment Profit

We define segment profit as segment revenue less costs of services, segment selling, general and administrative, depreciation and amortization, and other income (excluding the movement in foreign currency exchange rates on our foreign currency denominated assets and liabilities and the related economic hedges). We do not allocate to our segments certain operating expenses managed at the corporate level. These unallocated costs include certain corporate function costs, stock-based compensation expense, pension and OPEB actuarial and settlement gains and losses, restructuring costs, transaction, separation and integration-related costs and amortization of acquired intangible assets.

Segment Profit
	Three Months Ended
(in millions)	March 31, 2019	March 31, 2018
GBS profit	$447	$459
GIS profit	436	472
All other loss	(56)	(49)
Interest income	36	30
Interest expense	(85)	(100)
Restructuring costs	(47)	(204)
Transaction, separation and integration-related costs	(96)	(86)
Amortization of acquired intangibles	(138)	(137)
Pension and OPEB actuarial and settlement (losses) gains	(143)	203
Income from continuing operations before taxes	$354	$588

Segment profit margins
GBS	20.4%	19.4%
GIS	14.1%	14.6%

Segment Profit
	Twelve Months Ended
(in millions)	March 31, 2019	March 31, 2018
GBS profit	$1,645	$1,525
GIS profit	1,911	1,643
All other loss	(287)	(179)
Interest income	128	89
Interest expense	(334)	(320)
Restructuring costs	(465)	(789)
Transaction, separation and integration-related costs	(401)	(359)
Amortization of acquired intangibles	(539)	(526)
Pension and OPEB actuarial and settlement (losses) gains	(143)	220
Income from continuing operations before taxes	$1,515	$1,304

Segment profit margins
GBS	18.9%	16.5%
GIS	15.8%	13.2%

Non-GAAP Financial Measures

We present non-GAAP financial measures of performance which are derived from the unaudited condensed consolidated statements of operations and unaudited pro forma combined company statement of operations of DXC. These non-GAAP financial measures include earnings before interest and taxes (“EBIT”), EBIT margin, adjusted EBIT, adjusted EBIT margin, non-GAAP income before income taxes, non-GAAP net income, non-GAAP EPS and adjusted free cash flow.

We present these non-GAAP financial measures to provide investors with meaningful supplemental financial information, in addition to the financial information presented on a GAAP or pro forma combined company basis. Non-GAAP financial measures exclude certain items from GAAP and pro forma combined company results which DXC management believes are not indicative of core operating performance. DXC management believes these non-GAAP measures provide investors supplemental information about the financial performance of DXC exclusive of the impacts of corporate wide strategic decisions. DXC management believes that adjusting for these items provides investors with additional measures to evaluate the financial performance of our core business operations on a comparable basis from period to period. DXC management believes the non-GAAP measures provided are also considered important measures by financial analysts covering DXC as equity research analysts continue to publish estimates and research notes based on our non-GAAP commentary, including our guidance around non-GAAP EPS.

There are limitations to the use of the non-GAAP financial measures presented in this report. One of the limitations is that they do not reflect complete financial results. We compensate for this limitation by providing a reconciliation between our non-GAAP financial measures and the respective most directly comparable financial measure calculated and presented in accordance with GAAP or on a pro forma combined company basis. Additionally, other companies, including companies in our industry, may calculate non-GAAP financial measures differently than we do, limiting the usefulness of those measures for comparative purposes between companies.

Reconciliation of Non-GAAP Financial Measures

Non-GAAP adjustments to our performance measures include:

•	Restructuring costs - reflects restructuring costs, net of reversals, related to workforce optimization and real estate charges.

•
Transaction, separation and integration-related costs - reflects costs related to integration planning, financing, and advisory fees associated with the HPES merger and other acquisitions and costs related to the separation of USPS.

•	Amortization of acquired intangible assets - reflects amortization of intangible assets acquired through business combinations.

•	Pension and OPEB actuarial and settlement gains and losses - reflects pension and OPEB actuarial and settlement gains and losses.

•
Tax adjustment - reflects the estimated non-recurring benefit of the Tax Cuts and Jobs Act of 2017 for fiscal 2019 and the application of an approximate 28% tax rate for fiscal 2018, which is within the targeted effective tax rate range for the prior year.

EBIT and Adjusted EBIT

Reconciliations of net income to adjusted EBIT are as follows:

	Three Months Ended		Twelve Months Ended
(in millions)	March 31, 2019	March 31, 2018	March 31, 2019	March 31, 2018
Net income	$271	$565	$1,262	$1,782
Income from discontinued operations, net of taxes	—	(38)	(35)	(236)
Income tax expense (benefit)	83	61	288	(242)
Interest income	(36)	(30)	(128)	(89)
Interest expense	85	100	334	320
EBIT	403	658	1,721	1,535
Restructuring costs	47	204	465	789
Transaction, separation and integration-related costs	96	86	401	359
Amortization of acquired intangible assets	138	137	539	526
Pension and OPEB actuarial and settlement losses (gains)	143	(203)	143	(220)
Adjusted EBIT	$827	$882	$3,269	$2,989

Adjusted EBIT margin	15.7%	15.8%	15.8%	13.8%
EBIT margin	7.6%	11.8%	8.3%	7.1%

Adjusted Free Cash Flow

A reconciliation of net cash provided by operating activities to adjusted free cash flow is as follows:

	Three Months Ended	Twelve Months Ended
(in millions)	March 31, 2019	March 31, 2019
Net cash provided by operating activities	$748	$1,783
Net cash provided by investing activities	109	69
Acquisitions, net of cash acquired	33	365
Business dispositions	—	65
Payments on capital leases and other long-term asset financings	(234)	(944)
Payments on transaction, separation and integration-related costs	96	373
Payments on restructuring costs	140	562
Sale of accounts receivables	25	(168)
Adjusted free cash flow	$917	$2,105

Non-GAAP Results

A reconciliation of reported results to non-GAAP results is as follows:

	Three Months Ended March 31, 2019
(in millions, except per-share amounts)	As Reported	Restructuring Costs	Transaction, Separation and Integration-Related Costs	Amortization of Acquired Intangible Assets	Pension and OPEB Actuarial and Settlement Losses	Non-GAAP Results
Costs of services (excludes depreciation and amortization and restructuring costs)	$3,836	$—	$—	$—	$—	$3,836

Selling, general and administrative (excludes depreciation and amortization and restructuring costs)	459	—	(96)	—	—	363

Income before taxes	$354	$47	$96	$138	$143	$778
Income tax expense	83	12	30	37	27	189
Income from continuing operations	$271	$35	$66	$101	$116	$589
Discontinued operations, net of taxes	—	—	—	—	—	—
Net income	$271	$35	$66	$101	$116	$589
Less: net loss attributable to noncontrolling interest, net of tax	(3)	—	—	—	—	(3)
Net income attributable to DXC common stockholders	$274	$35	$66	$101	$116	$592

Effective tax rate	23.4%					24.3%

Basic EPS	$1.02	$0.13	$0.25	$0.38	$0.43	$2.20
Diluted EPS	$1.01	$0.13	$0.24	$0.37	$0.43	$2.19

Weighted average common shares outstanding for:
Basic EPS	268.59	268.59	268.59	268.59	268.59	268.59
Diluted EPS	270.82	270.82	270.82	270.82	270.82	270.82

	Twelve Months Ended March 31, 2019
(in millions, except per-share amounts)	As Reported	Restructuring Costs	Transaction, Separation and Integration-Related Costs	Amortization of Acquired Intangible Assets	Pension and OPEB Actuarial and Settlement Losses	Tax Adjustment	Non-GAAP Results
Costs of services (excludes depreciation and amortization and restructuring costs)	$14,946	$—	$—	$—	$—	$—	$14,946

Selling, general and administrative (excludes depreciation and amortization and restructuring costs)	1,959	—	(401)	—	—	—	1,558

Income before taxes	$1,515	$465	$401	$539	$143	$—	$3,063
Income tax expense	288	112	102	138	27	44	711
Income from continuing operations	$1,227	$353	$299	$401	$116	$(44)	$2,352
Discontinued operations, net of taxes	35	—	—	—	—	—	35
Net income	$1,262	$353	$299	$401	$116	$(44)	$2,387
Less: net income attributable to noncontrolling interest, net of tax	5	—	—	—	—	—	5
Net income attributable to DXC common stockholders	$1,257	$353	$299	$401	$116	$(44)	$2,382

Effective tax rate	19.0%						23.2%

Basic EPS	$4.40	$1.27	$1.08	$1.44	$0.42	$(0.16)	$8.46
Diluted EPS	$4.35	$1.25	$1.06	$1.42	$0.41	$(0.16)	$8.34

Weighted average common shares outstanding for:
Basic EPS	277.54	277.54	277.54	277.54	277.54	277.54	277.54
Diluted EPS	281.43	281.43	281.43	281.43	281.43	281.43	281.43

	Three Months Ended March 31, 2018
(in millions, except per-share amounts)	As Reported	Restructuring Costs	Transaction, Separation and Integration-Related Costs	Amortization of Acquired Intangible Assets	Pension and OPEB Actuarial and Settlement Gains	Tax Adjustment	Non-GAAP Results
Costs of services (excludes depreciation and amortization and restructuring costs)	$4,087	$—	$—	$—	$—	$—	$4,087

Selling, general and administrative (excludes depreciation and amortization and restructuring costs)	406	—	(86)	—	—	—	320

Income before taxes	$588	$204	$86	$137	$(203)	$—	$812
Income tax expense	61	—	—	—	—	166	227
Income from continuing operations	$527	$204	$86	$137	$(203)	$(166)	$585
Discontinued operations, net of taxes	38	—	—	—	—	—	38
Net income	$565	$204	$86	$137	$(203)	$(166)	$623
Less: net income attributable to noncontrolling interest, net of tax	5	—	—	—	—	—	5
Net income attributable to DXC common stockholders	$560	$204	$86	$137	$(203)	$(166)	$618

Effective tax rate	10.4%						28.0%

Basic EPS	$1.83	$0.71	$0.30	$0.48	$(0.71)	$(0.58)	$2.03
Diluted EPS	$1.80	$0.70	$0.30	$0.47	$(0.70)	$(0.57)	$2.00

Weighted average common shares outstanding for:
Basic EPS	285.64	285.64	285.64	285.64	285.64	285.64	285.64
Diluted EPS	290.20	290.20	290.20	290.20	290.20	290.20	290.20

	Twelve Months Ended March 31, 2018
(in millions, except per-share amounts)	As Reported	Restructuring Costs	Transaction, Separation and Integration-Related Costs	Amortization of Acquired Intangible Assets	Pension and OPEB Actuarial and Settlement Gains	Tax Adjustment	Non-GAAP Results
Costs of services (excludes depreciation and amortization and restructuring costs)	$16,317	$—	$—	$—	$—	$—	$16,317

Selling, general and administrative (excludes depreciation and amortization and restructuring costs)	1,890	—	(359)	—	—	—	1,531

Income before taxes	$1,304	$789	$359	$526	$(220)	$—	$2,758
Income tax (benefit) expense	(242)	—	—	—	—	1,013	771
Income from continuing operations	$1,546	$789	$359	$526	$(220)	$(1,013)	$1,987
Discontinued operations, net of taxes	236	—	—	—	—	—	236
Net income	$1,782	$789	$359	$526	$(220)	$(1,013)	$2,223
Less: net income attributable to noncontrolling interest, net of tax	31	—	—	—	—	—	31
Net income attributable to DXC common stockholders	$1,751	$789	$359	$526	$(220)	$(1,013)	$2,192

Effective Tax Rate	(18.6)%						28.0%

Basic EPS	$5.32	$2.77	$1.26	$1.85	$(0.77)	$(3.56)	$6.86
Diluted EPS	$5.23	$2.72	$1.24	$1.82	$(0.76)	$(3.50)	$6.75

Weighted average common shares outstanding for:
Basic EPS	284.93	284.93	284.93	284.93	284.93	284.93	284.93
Diluted EPS	289.77	289.77	289.77	289.77	289.77	289.77	289.77